UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 17, 2017

(Date of Report: Date of earliest event reported)

NU-MED PLUS, INC.

(Exact name of registrant as specified in its charter)

Utah	000-54808	45-3672530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

455 East 500 South, Suite 205, Salt Lake City, Utah 84111

 (Address of principal executive office) (Zip Code)

Registrant's telephone number, including area code: (801) 746-3570

__________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01  Changes in Registrant’s Certifying Accountant.

On January 13, 2017 (the Service Termination Date”) Haynie and Company, Salt Lake, Utah will no longer serve as the independent registered public accounting firm for Nu-Med Plus, Inc. (the “Company”). On January 17, 2017, the Company engaged Sadler, Gibb & Associates, LLC (”Sadler, Gibb”), Salt Lake City, Utah, as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Haynie and Company to Sadler, Gibb was approved unanimously by our board of directors.

The reports of Haynie and Company on the Company’s financial statements for the two most recent fiscal years did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph relative to the Company’s ability to continue as a going concern.

During the two most recent fiscal years and through the Resignation Date, there were (i) no disagreements between the Company and Haynie and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Haynie and Company, would have caused Haynie and Company to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Haynie and Company with a copy of this Form 8-K and requested that Haynie and Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Haynie and Company agrees with the above statements. A copy of such letter, dated January 17, 2017, is attached as Exhibit 16.1.

During the Company’s two most recent fiscal years and in the subsequent interim period through the Service termination date, the Company has not consulted with Sadler, Gibb regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Sadler, Gibb concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits.

Exhibit Number	Description

16.1	Letter from Haynie and Company dated January 17th, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nu-Med Plus, Inc.

Dated: January 17, 2017	By: /s/ Jeff Robins

Jeff Robins, Chairman of the Board

3